                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): September 24, 1997


                            McLEODUSA INCORPORATED
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                      0-20763             42-1407240
----------------------------        ------------        --------------
(State or Other Jurisdiction        (Commission         (IRS Employer
of Incorporation)                   File Number)        Identification
                                                        Number)


6400 C Street C Street, S.W., P.O. Box 3177, Cedar Rapids, IA        52401-3177
-------------------------------------------------------------        ----------
(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (319) 364-0000

                                EXPLANATORY NOTE
                                ----------------

          Pursuant to Items 7(a)(4) and 7(b)(2) of Form 8-K under the Securities Exchange Act of 1934, McLeodUSA Incorporated (the "Company") hereby amends Item 7(b) of its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the "Commission") on October 9, 1997 (the "Form 8-K"), to add pro forma financial information for the Company reflecting the acquisition of Consolidated Communications Inc. ("CCI"). The Company acquired CCI on September 24, 1997 pursuant to an Agreement and Plan of Reorganization dated as of June 14, 1997. Item 7(c) of the Form 8-K is also hereby amended to add the accompanying Financial Data Schedule and the consent of Arthur Andersen LLP.

Item 7.   Financial Statements and Exhibits
------    ---------------------------------

          (b)  Pro Forma Financial Information.

            Included herewith is the following unaudited pro forma financial information for the Company:

     Pro forma condensed consolidated statements of operations for the year ended December 31, 1996.

     Pro forma condensed consolidated statements of operations for the nine months ended September 30, 1996.

          (c)  Exhibits.

23.       Consent of Arthur Andersen LLP.

27.       Financial Data Schedule.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  November 21, 1997                  McLEODUSA INCORPORATED



                                          By: /s/ Blake O. Fisher, Jr.
                                             -------------------------
                                             Blake O. Fisher, Jr.
                                             Chief Financial Officer and
                                              Treasurer

                         Pro Forma Financial Information

          The following unaudited pro forma financial information has been prepared to give effect to the acquisitions of Ruffalo, Cody & Associates, Inc. ("Ruffalo, Cody") and Telecom*USA Publishing Group, Inc. ("McLeodUSA Publishing") by the Company in July 1996 and September 1996, respectively (the "Acquisitions") and the acquisition of CCI by the Company in September 1997
(the "CCI Acquisition"). The Unaudited Pro Forma Condensed Consolidated Statements of Operations reflect the Acquisitions and the CCI Acquisition using the purchase method of accounting, and assume that the Acquisitions and the CCI Acquisition were consummated at the beginning of the periods presented. The unaudited pro forma financial information is derived from and should be read in conjunction with the Consolidated Financial Statements of the Company, Ruffalo, Cody, McLeodUSA Publishing and CCI and the related notes thereto included in the Company's Form S-4 (File No. 333-34227), filed with the Commission on August 22, 1997 and which were incorporated by reference into the Form 8-K. The pro forma adjustments are based upon available information and certain adjustments that management believes to be reasonable.

          The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of the operating results that would have occurred had the Acquisitions and the CCI Acquisition been consummated at the beginning of the periods presented, nor is it necessarily indicative of future results or financial position.

                    MCLEODUSA INCORPORATED AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS EXCEPT PER SHARE INFORMATION)

                                                              YEAR ENDED DECEMBER 31, 1996
                    --------------------------------------------------------------------------

                                    RUFFALO, CODY                ADJUSTMENTS      PRO FORMA
                       MCLEODUSA    & ASSOCIATES,   MCLEODUSA        FOR             FOR
                    INCORPORATED(1)    INC.(2)    PUBLISHING(3)  ACQUISITIONS    ACQUISITIONS
                    --------------- ------------- -------------- ------------   --------------
OPERATIONS
STATEMENT DATA:
 Revenue..........     $ 81,323        $8,891(5)     $38,410       $   --         $128,624
                       --------        ------        -------       -------       ---------
 Operating
 expenses:
 Cost of service..       52,624         4,529         14,481           --           71,634
 Selling, general
 and
 administrative...       46,044         3,550         17,822           --           67,416
 Depreciation and
 amortization.....        8,485           293          1,725         2,253(6)       12,756
 Other............        2,380           --             --          2,588(8)        4,968
                       --------        ------        -------       -------       ---------
  Total operating
  expenses........      109,533         8,372         34,028         4,841         156,774
                       --------        ------        -------       -------       ---------
 Operating income
 (loss)...........      (28,210)          519          4,382        (4,841)        (28,150)
 Interest income
 (expense), net...        5,369            (6)        (1,119)        1,011(9)        5,255
 Other non-
 operating income
 (expense)........          495           --            (489)          --                6
 Income taxes.....          --           (182)        (1,120)        1,302(10)         --
                       --------        ------        -------       -------       ---------
 Net income
 (loss)...........     $(22,346)          331        $ 1,654       $(2,528)      $ (22,889)
                       ========        ======        =======       =======       =========
 Loss per common
 and common
 equivalent
 share............       $(0.52)                                                 $   (0.53)
                       ========                                                  =========
 Weighted average
 common and common
 equivalent shares
 outstanding......       43,019                                                     43,214
                       ========                                                  =========
OTHER FINANCIAL
DATA:
 EBITDA(11).......     $(17,345)       $  812        $ 6,107       $   --        $ (10,426)


                           YEAR ENDED DECEMBER 31, 1996
                    ------------------------------------------

                      CONSOLIDATED  ADJUSTMENTS     PRO FORMA
                     COMMUNICATIONS   FOR CCI        FOR CCI
                        INC.(4)     ACQUISITION    ACQUISITION
                     -------------- -----------    -----------
OPERATIONS
STATEMENT DATA:
 Revenue..........      $250,974     $    --        $379,598
                        --------     --------       --------
 Operating
 expenses:
 Cost of service..       123,952          --         195,586
 Selling, general
 and
 administrative...        79,714          --         147,130
 Depreciation and
 amortization.....        22,517       14,605(7)      49,878
 Other............           --         7,600(8)      12,568
                        --------     --------       --------
  Total operating
  expenses........       226,183       22,205        405,162
                        --------     --------       --------
 Operating income
 (loss)...........        24,791      (22,205)       (25,564)
 Interest income
 (expense), net...        (3,779)         --           1,476
 Other non-
 operating income
 (expense)........         2,940          --           2,946
 Income taxes.....        (8,862)       8,862(10)        --
                        --------     --------       --------
 Net income
 (loss)...........      $ 15,090     $(13,343)      $(21,142)
                        ========     ========       ========
 Loss per common
 and common
 equivalent
 share............                                  $  (0.41)
                                                    ========
 Weighted average
 common and common
 equivalent shares
 outstanding......                                    51,703
                                                    ========
OTHER FINANCIAL
DATA:
 EBITDA(11).......      $ 47,308     $    --        $ 36,882

                               NINE MONTHS ENDED SEPTEMBER 30, 1997
                    ----------------------------------------------------------

                                                   ADJUSTMENTS      PRO FORMA
                                    CONSOLIDATED       FOR             FOR
                     MCLEODUSA        COMMUNI-         CCI             CCI
                    INCORPORATED  CATIONS INC.(12) ACQUISITION     ACQUISITION
                    ------------  ---------------- -----------     -----------
OPERATIONS
 STATEMENT DATA:
 Revenue..........    $131,595        $194,305      $    --         $325,900
                      --------        --------                      --------
 Operating
  expenses:
 Cost of service..      80,680         100,364           --          181,044
 Selling, general
  and
  administrative..      83,428          65,063           --          148,491
 Depreciation and
  amortization....      15,708          17,913        10,954 (7)      44,575
 Other............       2,689             --          5,618 (8)       8,307
                      --------        --------      --------        --------
  Total operating
   expenses.......     182,505         183,340        16,572         382,417
                      --------        --------      --------        --------
 Operating income
  (loss)..........     (50,910)         10,965       (16,572)        (56,517)
 Interest income
  (expense), net..      (2,686)         (2,972)          --           (5,658)
 Other non-
  operating
  income..........          40           1,082           --            1,122
 Income taxes.....         --           (3,477)        3,477 (10)        --
                      --------        --------      --------        --------
 Net income
  (loss)..........    $(53,556)       $  5,598      $(13,095)       $(62,175)
                      ========        ========      ========        ========
 Loss per common
  and common
  equivalent
  share...........    $ (1.02)                                      $  (1.01)
                      ========                                      ========
 Weighted average
  common and
  common
  equivalent
  shares
  outstanding.....      52,752                                        61,054
                      ========                                      ========
OTHER FINANCIAL
 DATA:
 EBITDA(11).......    $(32,513)       $ 28,878      $    --         $ (3,635)

-------
 (1) Includes operations of Ruffalo, Cody from July 16, 1996 to December 31, 1996 and operations of McLeodUSA Publishing from September 21, 1996 to December 31, 1996.
 (2) Includes operations of Ruffalo, Cody from January 1, 1996 to July 15,
     1996.
 (3) Includes operations of McLeodUSA Publishing from January 1, 1996 to September 20, 1996.
 (4) Includes operations of CCI from January 1, 1996 to December 31, 1996.
 (5) Includes revenue from a material agreement with a major long distance carrier to provide telemarketing services. Over 40% of Ruffalo, Cody's revenues in 1996 were derived from this agreement. The major long distance carrier terminated this agreement, effective December 31, 1996.
 (6) To adjust depreciation and amortization to include amortization of intangibles acquired in the Company's acquisitions of Ruffalo, Cody and McLeodUSA Publishing. Intangibles acquired in these acquisitions are being amortized over periods ranging from 5 years to 25 years.
 (7) To adjust depreciation and amortization to include amortization of intangibles acquired in connection with the CCI Acquisition. The intangibles acquired in connection with the CCI Acquisition will be amortized over periods ranging from 3 to 30 years.
 (8) To recognize the costs associated with the directories in progress at the time of the Company's acquisition of McLeodUSA Publishing and CCI.
 (9) To eliminate the interest expense recorded on McLeodUSA Publishing convertible debentures that were converted to shares of McLeodUSA Publishing common stock immediately prior to the acquisition of McLeodUSA Publishing by the Company.
(10) Net income (loss) includes pro forma adjustments for income taxes due to the availability of net operating loss carryforwards and a valuation allowance.
(11) EBITDA consists of operating loss before depreciation, amortization and other nonrecurring operating expenses. The Company has included EBITDA data because it is a measure commonly used in the industry. EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be considered an alternative to net income as a measure of performance or to cash flows as a measure of liquidity.
(12) Includes operations of CCI from January 1, 1997 to September 24, 1997.

                                  Exhibit Index
                                  -------------

23.       Consent of Arthur Andersen LLP.

27.       Financial Data Schedule.